EXHIBIT 4

================================================================================










                         THE ESTEE LAUDER COMPANIES INC.,
                                   as Company

                                       AND

                   STATE STREET BANK AND TRUST COMPANY, N.A.,
                                   as Trustee

                          -----------------------------

                                    Indenture

                          Dated as of November 5, 1999

                          -----------------------------

                                 DEBT SECURITIES




================================================================================






788986

                         THE ESTEE LAUDER COMPANIES INC.

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of November 5, 1999

Trust Indenture
  Act Section                                                       Indenture
  -----------                                                       ---------

310(a)(1).............................................................6.07
      (a)(2) .........................................................6.07
      (b) ............................................................6.08
312(c)  ..............................................................7.01
314(a)  ..............................................................7.03
      (a)(4) ........................................................10.04
      (c)(1) .........................................................1.02
      (c)(2) .........................................................1.02
      (e) ............................................................1.02
315(b)  ..............................................................6.01
316(a) (last sentence) ...............................................1.01
      (a)(1)(A) ......................................................5.12
      (a)(1)(B) ......................................................5.13
      (b)  ...........................................................5.08
      (c)  ........................................................1.04(c)
317(a)(1) ............................................................5.03
      (a)(2) .........................................................5.04
      (b)  ..........................................................10.03
318(a)  ..............................................................1.07

--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


ARTICLE 1                 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................................1

           Section 1.01        Definitions................................................................................1

           Section 1.02        Compliance Certificates and Opinions......................................................12

           Section 1.03        Form of Documents Delivered to Trustee....................................................13

           Section 1.04        Acts of Holders; Record Date..............................................................13

           Section 1.05        Notices, Etc. to Trustee and Company......................................................15

           Section 1.06        Notice to Holders; Waiver.................................................................15

           Section 1.07        Conflict with Trust Indenture Act.........................................................16

           Section 1.08        Effect of Headings and Table of Contents..................................................17

           Section 1.09        Successors and Assigns....................................................................17

           Section 1.10        Separability Clause.......................................................................17

           Section 1.11        Benefits of Indenture.....................................................................17

           Section 1.12        Governing Law.............................................................................17

           Section 1.13        Legal Holidays............................................................................17

ARTICLE 2                 SECURITY FORMS.................................................................................18

           Section 2.01        Forms Generally...........................................................................18

           Section 2.02        Form of Trustee's Certificate of Authentication...........................................18

           Section 2.03        Securities Issuable in Global Form........................................................19

           Section 2.04        Form of Legend for Global Securities......................................................21

ARTICLE 3                 THE SECURITIES.................................................................................21

           Section 3.01        Amount Unlimited; Issuable in Series......................................................21

           Section 3.02        Denominations.............................................................................25

           Section 3.03        Execution, Authentication, Delivery and Dating............................................26

           Section 3.04        Temporary Securities......................................................................28

           Section 3.05        Securityholder Lists......................................................................30

           Section 3.06        Transfer and Exchange.....................................................................30

           Section 3.07        Mutilated, Destroyed, Lost and Stolen Securities..........................................32

           Section 3.08        Payment of Interest; Interest Rights Preserved............................................33

           Section 3.09        Optional Extension of Stated Maturity.....................................................35

           Section 3.10        Persons Deemed Owners.....................................................................36

                                       ii


           Section 3.11        Cancellation..............................................................................37

           Section 3.12        Computation of Interest...................................................................37

           Section 3.13        Currency and Manner of Payments in Respect of Securities..................................37

           Section 3.14        Appointment and Resignation of Exchange Rate Agent........................................41

           Section 3.15        CUSIP Numbers........................................................................... 41


ARTICLE 4                 SATISFACTION AND DISCHARGE.....................................................................42

           Section 4.01        Satisfaction and Discharge of Indenture...................................................42

           Section 4.02        Application of Trust Money................................................................43

           Section 4.03        Repayment of Trust Money..................................................................43

ARTICLE 5                 REMEDIES.......................................................................................44

           Section 5.01        Events of Default.........................................................................44

           Section 5.02        Acceleration of Maturity; Rescission and Annulment........................................45

           Section 5.03        Collection of Indebtedness and Suits for Enforcement by Trustee...........................46

           Section 5.04        Trustee May File Proofs of Claim..........................................................47

           Section 5.05        Trustee May Enforce Claims Without Possession of Securities...............................47

           Section 5.06        Application of Money Collected............................................................48

           Section 5.07        Limitation on Suits.......................................................................48

           Section 5.08        Unconditional Right of Holders to Receive Principal, Premium and Interest.................49

           Section 5.09        Restoration of Rights and Remedies........................................................49

           Section 5.10        Rights and Remedies Cumulative............................................................50

           Section 5.11        Delay or Omission Not Waiver..............................................................50

           Section 5.12        Control by Holders........................................................................50

           Section 5.13        Waiver of Past Defaults...................................................................51

ARTICLE 6                 THE TRUSTEE....................................................................................51

           Section 6.01        Notice of Defaults........................................................................51

           Section 6.02        Certain Rights of Trustee.................................................................52

           Section 6.03        Trustee Not Responsible for Recitals or Issuance of Securities............................53

           Section 6.04        May Hold Securities.......................................................................53


                                      iii


           Section 6.05        Money Held in Trust.......................................................................53

           Section 6.06        Compensation and Reimbursement............................................................54

           Section 6.07        Corporate Trustee Required; Eligibility; Conflicting Interest.............................54

           Section 6.08        Resignation and Removal; Appointment of Successor.........................................55

           Section 6.09        Acceptance of Appointment by Successor....................................................56

           Section 6.10        Merger, Conversion, Consolidation or Succession to Business...............................57

           Section 6.11        Appointment of Authenticating Agent.......................................................58

ARTICLE 7                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..............................................59

           Section 7.01        Disclosure of Names and Addresses of Holders..............................................59

           Section 7.02        Reports by Trustee........................................................................60

           Section 7.03        Reports by Company........................................................................60

ARTICLE 8                 MERGER, CONSOLIDATION AND SALE OF ASSETS.......................................................61

           Section 8.01        Company May Consolidate, Etc., Only on Certain Terms......................................61

           Section 8.02        Successor Person Substituted..............................................................61

ARTICLE 9                 SUPPLEMENTAL INDENTURES........................................................................62

           Section 9.01        Supplemental Indentures Without Consent of Holders........................................62

           Section 9.02        Supplemental Indentures With Consent of Holders...........................................63

           Section 9.03        Execution of Supplemental Indentures......................................................65

           Section 9.04        Effect of Supplemental Indentures.........................................................65

           Section 9.05        Conformity with Trust Indenture Act.......................................................65

           Section 9.06        Reference in Securities to Supplemental Indentures........................................65

ARTICLE 10                COVENANTS......................................................................................65

           Section 10.01       Payment of Principal, Premium, if any, and Interest, if any...............................65

           Section 10.02       Maintenance of Office or Agency...........................................................66

           Section 10.03       Money for Securities Payments to Be Held in Trust.........................................67

           Section 10.04       Statement as to Compliance................................................................69

           Section 10.05       Additional Amounts........................................................................69

           Section 10.06       Corporate Existence.......................................................................70

           Section 10.07       Waiver of Certain Covenants...............................................................70

ARTICLE 11                REDEMPTION OF SECURITIES.......................................................................71


                                       iv


           Section 11.01       Applicability of Article..................................................................71

           Section 11.02       Election to Redeem; Notice to Trustee.....................................................71

           Section 11.03       Selection by Trustee of Securities to Be Redeemed.........................................71

           Section 11.04       Notice of Redemption......................................................................72

           Section 11.05       Deposit of Redemption Price...............................................................73

           Section 11.06       Securities Payable on Redemption Date.....................................................73

           Section 11.07       Securities Redeemed in Part...............................................................74

ARTICLE 12                SINKING FUNDS..................................................................................74

           Section 12.01       Applicability of Article..................................................................74

           Section 12.02       Satisfaction of Sinking Fund Payments with Securities.....................................75

           Section 12.03       Redemption of Securities for Sinking Fund.................................................75
ARTICLE 13                REPAYMENT AT OPTION OF HOLDERS.................................................................76

           Section 13.01       Applicability of Article..................................................................76

           Section 13.02       Repayment of Securities...................................................................77

           Section 13.03       Exercise of Option........................................................................77

           Section 13.04       When Securities Presented for Repayment Become Due and Payable............................77

           Section 13.05       Securities Repaid in Part.................................................................78

ARTICLE 14                DEFEASANCE AND COVENANT DEFEASANCE.............................................................79

           Section 14.01       Company's Option to Effect Defeasance or Covenant Defeasance..............................79

           Section 14.02       Defeasance and Discharge..................................................................79

           Section 14.03       Covenant Defeasance.......................................................................80

           Section 14.04       Conditions to Defeasance or Covenant Defeasance...........................................80

           Section 14.05       Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous
                               Provisions................................................................................81

           Section 14.06       Reinstatement.............................................................................82

ARTICLE 15                SUBORDINATION OF SECURITIES....................................................................83

           Section 15.01       Securities Subordinate to Senior Indebtedness.............................................83

           Section 15.02       Payment over of Proceeds upon Dissolution, Etc............................................83

           Section 15.03       No Payment When Senior Indebtedness in Default............................................84

           Section 15.04       Payment Permitted if No Default...........................................................85

           Section 15.05       Subrogation to Rights of Holders of Senior Indebtedness...................................85


                                       v


           Section 15.06       Provisions Solely to Define Relative Rights...............................................85

           Section 15.07       Trustee to Effectuate Subordination.......................................................86

           Section 15.08       No Waiver of Subordination Provisions.....................................................86

           Section 15.09       Notice to Trustee.........................................................................86

           Section 15.10       Reliance on Judicial Order or Certificate of Liquidating Agent............................87

           Section 15.11       Rights of Trustee As a Holder of Senior Indebtedness; Preservation of Trustee's Rights....87

           Section 15.12       Article Applicable to Paying Agents.......................................................87

           Section 15.13       No Suspension of Remedies.................................................................88

           Section 15.14       Trust Moneys Not Subordinated.............................................................88

           Section 15.15       Trustee Not Fiduciary for Holders of Senior Indebtedness..................................88

ARTICLE 16                Subordination of Note Guarantees...............................................................88

           Section 16.01       Securities and Coupons Subordinated to Guarantor Senior Indebtedness......................88

ARTICLE 17                Guarantee of Securities........................................................................88

           Section 17.01       Note Guarantee............................................................................88

           Section 17.02       Obligations Unconditional.................................................................91

           Section 17.03       Release of Note Guarantees................................................................91

           Section 17.04       Notice to Trustee.........................................................................92

           Section 17.05       This Article not to Prevent Events of Default.............................................92

ARTICLE 18                MEETINGS OF HOLDERS OF SECURITIES..............................................................92

           Section 18.01       Purposes for Which Meetings May Be Called.................................................92

           Section 18.02       Call, Notice and Place of Meetings........................................................92

           Section 18.03       Persons Entitled to Vote at Meetings......................................................93

           Section 18.04       Quorum; Action............................................................................93

           Section 18.05       Determination of Voting Rights; Conduct and Adjournment of Meetings.......................94

           Section 18.06       Counting Votes and Recording Action of Meetings...........................................95


TESTIMONIUM

SIGNATURES

EXHIBITS       FORMS OF CERTIFICATION

EXHIBIT A-1    FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO RECEIVE
               BEARER SECURITY OR TO OBTAIN INTEREST PAYABLE PRIOR TO THE
               EXCHANGE DATE

EXHIBIT A-2    FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CEDEL S.A.
               IN CONNECTION WITH THE EXCHANGE OF A PORTION OF A TEMPORARY
               GLOBAL SECURITY OR TO OBTAIN INTEREST PAYABLE PRIOR TO THE
               EXCHANGE DATE

           INDENTURE, dated as of November 5, 1999, between THE ESTEE LAUDER COMPANIES INC., a corporation duly organized and existing under the laws of the State of Delaware, as Company (the "Company"), having its principal office at 767 Fifth Avenue, New York, New York 10153, and STATE STREET BANK AND TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (the "Trustee"), having its principal office at 61 Broadway, Corporate Trust Department, 15th Floor, New York, New York 10006.

           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as provided in this Indenture.

           This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

           All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

           NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

                                   ARTICLE 1
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

           Section 1.01 Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                     (1) the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular;

                     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           Certain terms, used principally in Article 3, are defined in that Article.

           "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

           "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

           "Additional Amounts" has the meaning specified in Section 10.05.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

           "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

           "Bearer Security" means any Security except a Registered Security.

           "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

           "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (or a committee of the Board of Directors empowered to adopt such resolution) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or in the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

           "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

           "CEDEL S.A." means Cedelbank, Societe Anonyme, or its successor.

           "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

           "Common Depositary" has the meaning specified in Section 3.04.

           "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and, thereafter, "Company" shall mean such successor Person.

           "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, its Treasurer or any Assistant Treasurer, its Secretary or any Assistant Secretary and delivered to the Trustee.

           "Conditional Redemption" means a redemption pursuant to a notice of redemption that provides that such redemption is subject to the occurrence of any event before the date fixed for such redemption as described in such notice of redemption.

           "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

           "corporation" includes corporations, associations, companies and business trusts.

           "coupon" means any interest coupon appertaining to a Bearer Security.

           "Currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the Euro, issued by the government of one or more countries or by any recognized confederation or association of such governments.

           "Currency Conversion Date" has the meaning specified in Section 3.13(d).

           "Currency Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions, (ii) the Euro both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or
(iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.

           "Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

           "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

           "Defaulted Interest" has the meaning specified in Section 3.08.

           "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

           "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

           "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 3.13(g).

           "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 3.13(f).

           "Election Date" has the meaning specified in Section 3.13(h).

           "Euro" means the single currency of (participating) member states of the European Union.

           "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

           "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

           "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

           "Event of Default" has the meaning specified in Section 5.01.

           "Exchange Date" has the meaning specified in Section 3.04(c).

           "Exchange Rate Agent" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the Trustee or a New York Clearing House bank designated pursuant to Section 3.01 or TIA Section 313.

           "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, premium, if any, and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, signed by the Chief Executive Officer, President, Chief Financial Officer, Treasurer, any Vice President or any Assistant Treasurer of the Company.

           "Foreign Currency" means any Currency other than Currency of the United States.

           "Global Security" means a Security bearing the legend specified in
Section 2.04 evidencing all or a part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee or held by the Trustee on behalf of the Depositary pursuant to a balance certificate agreement or other custody arrangement, and registered in the name of such Depositary or nominee.

           "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

           "Guarantor" means any Person that may from time to time become a guarantor of a series of Securities, until any such party is released from such guarantee pursuant to the provisions of this Indenture, and each of their respective successors.

           "Guarantor Senior Indebtedness" means with respect to a series of Securities and coupons, if any, "Guarantor Senior Indebtedness" as defined in the Board Resolution, Officers' Certificate or indenture supplemental hereto provided in accordance with Section 3.01 establishing such series of Securities, if any.

           "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

           "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of any particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

           "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

           "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

           "Lien" means any pledge, mortgage, lien, charge, encumbrance or security interest except that a Lien shall not mean any license or right to use intellectual property of the Company or a Subsidiary granted by the Company or a Subsidiary.

           "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.01 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London, England, or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London, England, or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such securities.

           "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, as the same may be extended pursuant to Section 3.09, or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

           "money" or "moneys" means legal tender for the currency to which it relates.

           "Note Guarantee" means with respect to any Guarantor, if any, the unconditional Guarantee of the Securities of a particular series as specified as contemplated by Section 3.01, pursuant to the provisions of Article 17.

           "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Company.

           "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company.

           "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

           "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                     (ii) Securities, or portions thereof, for whose payment, money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

                     (iii) Securities with respect to which the Company has effected defeasance and/or covenant defeasance as provided in this Indenture; and

                     (iv) mutilated, destroyed, lost or stolen Securities which have become or are about to become due and payable which have been paid pursuant to this Indenture or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount (or principal amount at maturity) of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

           "Participant" means a participant in the system of the Depositary, including securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship, either directly or indirectly, with such a participant.

           "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal, premium, if any, or interest, if any, on any Securities on behalf of the Company.

           "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal, premium, if any, and interest, if any, on such Securities are payable as specified as contemplated by Sections 3.01 and 10.02.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupons appertains, as the case may be.

           "principal" of a Security means the principal of the Security plus the premium, if and when applicable, on the Security.

           "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Registered Security" means any Security registered in the Security Register.

           "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01.

           "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

           "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

           "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

           "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

           "Senior Indebtedness" of the Company means (a) the principal, premium, if any, and interest, if any, with respect to all indebtedness for money borrowed of the Company whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness is not senior or prior in right of payment to the Securities and (b) amendments, supplements, deferrals, renewals, extensions, modifications and refundings of any liability of the types referred to in clause (a) above.

           "series" means a series of Securities or the Securities of the series.

           "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

           "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 3.08.

           "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 3.09.

           "Subsidiary" means, with respect to any Person, (i) a corporation of which at the time of determination such Person, one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly and/or indirectly, owns more than 50% of the shares of Voting Stock or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest and the power to direct the policies, management and affairs thereof.

           "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

           "Trustee" means the Person named as the "Trustee" in the first paragraph hereof or an indenture supplemental to this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

           "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

           "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

           "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the Company's option.

           "Valuation Date" has the meaning specified in Section 3.13(c).

           "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers, trustees or individuals performing similar functions of a Person (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

           "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

           Section 1.02 Compliance Certificates and Opinions.

           Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been satisfied and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been satisfied, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, including, without limitation, the certificate of authentication provided pursuant to Section 3.03, no additional certificate or opinion need be furnished.

           Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 10.04) shall include:

                     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                     (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been satisfied.

           Section 1.03 Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer has actual knowledge, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel has actual knowledge, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Section 1.04 Acts of Holders; Record Date.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 18, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any

Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 18.06.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

           (c) The Company may, in the circumstances permitted by the Trust Indenture Act, and to the extent required by this Indenture shall, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series; provided, however, that in no event may the Company set a record date for the purpose of determining the Holders of the Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action pursuant to Section 5.01, 5.02 (other than the third paragraph thereof), 5.07 or 5.12. Except as otherwise provided herein, if not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be given or taken or voted upon by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

           (d) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

           (e) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

           (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           Section 1.05 Notices, Etc. to Trustee and Company.

           Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first-class postage prepaid or transmitted via facsimile, to or with the Trustee at its Corporate Trust Office, or

                     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or transmitted via facsimile, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

           Section 1.06 Notice to Holders; Waiver.

           Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register within the time prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

           In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

           Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.01, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of the first such publication.

           In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

           Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           Section 1.07 Conflict with Trust Indenture Act

           If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded.

           Section 1.08 Effect of Headings and Table of Contents.

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           Section 1.09 Successors and Assigns.

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

           Section 1.10 Separability Clause.

           In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           Section 1.11 Benefits of Indenture.

           Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

           Section 1.12 Governing Law.

           THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS INDENTURE IS SUBJECT TO THE PROVISIONS OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

           Section 1.13 Legal Holidays.

           In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section 1.13) payment of interest, principal or premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE 2
                                 SECURITY FORMS

           Section 2.01 Forms Generally.

           The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution, an Officers' Certificate or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification (including, without limitation, CUSIP numbers) and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

           Unless otherwise specified as contemplated by Section 3.01, Bearer Securities shall have interest coupons attached and shall have the following statement in English on both the face of the obligation and on each interest coupon: "Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code of 1986, as amended."

           The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article 2.

           The definitive Securities and coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

           Section 2.02 Form of Trustee's Certificate of Authentication.

           Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

           State Street Bank and Trust Company, N.A., as Trustee

           By:
              ----------------------------
           Authorized Officer


           Section 2.03 Securities Issuable in Global Form.

           (a) If the Company shall establish, as contemplated by Section 3.01, that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then, notwithstanding clause (8) of Section 3.01, the Company shall execute and the Trustee or its agent shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities which
(1) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges, (2) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee; (3) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (4) shall bear the legend set forth in Section 2.04.

           (b) Notwithstanding any other provisions of this Section 2.03 or of
Section 3.06, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.06, only to a nominee of the Depositary for such Global Security, or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

           (c) (1) If at any time the Depositary for a Global Security of a series notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security of such series or if at any time the Depositary for the Global Security of such series shall no longer be eligible, the Company shall appoint a successor Depositary with respect to such Global Securities. If a successor Depositary for such Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                     (2) The Company may at any time and in its sole discretion determine that the Securities of any series or a portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                     (3) If specified by the Company as contemplated by Section
           3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Securities may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver:

                          (i) to each party specified by such Depositary, a new
                Security or Securities of the same series, of any authorized denomination as requested by such party in aggregate principal amount equal to and in exchange for such party's beneficial interest in the Global Security; and

                          (ii) to such Depositary, a new Global Security in a
                denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                     (4) Upon the exchange of the Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.03 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the parties in whose names such Securities are so registered.

           (d) Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any permanent Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or Section
3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a

Global Security shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

           Notwithstanding the provisions of Section 3.08, unless otherwise specified as contemplated by Section 3.01, payment of principal of, and any premium and interest on, any permanent Global Security shall be made to the Person or Persons specified therein.

           Notwithstanding the provisions of Section 3.10 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security (i) in the case of a permanent Global Security in registered form, the Depositary or such other Holder of such permanent Global Security in registered form, or (ii) in the case of a permanent Global Security in bearer form, Euroclear or CEDEL S.A. as specified by the Common Depositary for such Global Securities.

           Section 2.04 Form of Legend for Global Securities.

           Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                     "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture."

                                   ARTICLE 3
                                 THE SECURITIES

           Section 3.01 Amount Unlimited; Issuable in Series.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

           The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.03, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which, if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

                     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

                     (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 13.05);

                     (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

                     (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest, if any, shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest, if any, shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                     (5) subject to Sections 3.05 and 10.02, the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal, premium, if any, and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and, if different than the location specified in Section 1.06, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                     (6) the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                     (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                     (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                     (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

                     (10) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the method by which such portion shall be determined;

                     (11) if other than Dollars, the Currency in which payment of the principal, premium, if any, or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of Section 3.13;

                     (12) whether the amount of payments of principal, premium, if any, or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                     (13) whether the principal, premium, if any, and interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election
           Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 3.13;

                     (14) the designation of the initial Exchange Rate Agent, if any;

                     (15) any provisions in modification of, in addition to or in lieu of the provisions of Article 14 that shall be applicable to the Securities of the series;

                     (16) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                     (17) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                     (18) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
           Section 3.06, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of the series, and the circumstances under which and the place or places where such exchanges may be made and if Securities of the series are to be issuable in global form, the identity of any initial depository therefor;

                     (19) the date as of which any Bearer Securities of the series and any temporary Global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                     (20) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.08;

                     (21) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

                     (22) if the Securities of the series are to be issued upon the exercise of warrants or upon the conversion or exchange of other securities, the time, manner and place for such Securities to be authenticated and delivered;

                     (23) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 10.05 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

                     (24) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable; and

                     (25) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture).

           All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above (subject to Section 3.03) and set forth in the Officers' Certificate referred to above or in any indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

           If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

           Section 3.02 Denominations.

           All Securities shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than the Bearer Securities issued in global form (which may be of any denomination), shall be issuable in a denomination of $1,000.

           Section 3.03 Execution, Authentication, Delivery and Dating.

           The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary. The signature of any of these officers on the Securities or coupons may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

           Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupon appertaining thereto, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section 3.03 and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivered in connection with its original issuance of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue.

           In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

           (a) that the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

           (b) that the terms of such Securities and any coupons have been established in conformity with the provisions of this Indenture; and

           (c) that such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons.

           Notwithstanding the provisions of Section 3.01 and of the preceding two paragraphs, if less than all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

           The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

           Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.01, or, if no such terms are specified, the date of its original issuance.

           No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of a Responsible Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

           In the event Securities are issued in electronic or other uncertificated form, such Securities may be validly issued without the signatures contemplated by this Section 3.03.

           Section 3.04 Temporary Securities. (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such series. Temporary Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board Resolution, but with such appropriate insertions, omissions, substitutions and other variations as the officers executing such temporary Securities may determine, as conclusively evidenced by their execution of such Securities.

           (b) Except in the case of temporary Global Securities (which, except as otherwise provided in Section 3.01, shall be exchanged in accordance with the provisions of Section 2.03, without unnecessary delay, the Company shall execute, and the Trustee shall authenticate, definitive Securities of the same series evidenced by the temporary Securities in exchange for the temporary Securities. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03.

           (c) If temporary Securities of any series are issued in the form of a Global Security, any such temporary Global Security shall, unless otherwise specified as contemplated by Section 3.01, be delivered (i) if in the United States, to the Depositary or custodian for the Depositary or (ii) if outside the United States, to the London, England, office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

           Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Exchange Date such temporary Global Security shall be surrendered by the Depositary or the Common Depositary, as applicable, to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by
Section 3.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 3.01); provided, further, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 3.03.

           Unless otherwise specified in such temporary Global Security, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs the Depositary, Participant or an agent thereof or Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to the Depositary, Participant or an agent thereof or Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of the Depositary, directly or through a Participant, or an agent thereof or Euroclear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Depositary, Participant or an agent thereof or Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

           Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on a temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to the Paying Agent or to Euroclear and CEDEL S.A., as applicable, in the latter case, on such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 3.01), for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 3.04 and of the third paragraph of Section 3.03 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary Global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary Global Security will be made unless and until such interest in such temporary Global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by the Paying Agent or Euroclear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.03.

           Section 3.05 Securityholder Lists.

           The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities, of transfers of Registered Securities, for payment of Securities and for conversion. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

           Section 3.06 Transfer and Exchange.

           (a) General. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

           Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 or 13.05 not involving any transfer.

           The Company shall not be required (i) to issue, to register the transfer of or to exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.03 or 12.03 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided, however, that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, to register the transfer of or to exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

           (b) Transfers and Exchanges of Definitive Securities. Where a Registered Security (other than a Global Security except as set forth herein) is presented to the Security Registrar with a request to register a transfer, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

           Where a Registered Security (other than a Global Security except as set forth herein) of any series is presented to the Security Registrar with a request to exchange them for an equal principal amount of Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 3.01, Bearer Securities may not be issued in exchange for Registered Securities.

           If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 3.03) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 3.01, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

           Section 3.07 Mutilated, Destroyed, Lost and Stolen Securities.

           If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security. If any such mutilated Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, pay, or direct the Trustee to pay, such Security or coupon.

           If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains. If any such destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains, pay such Security or coupon.

           Upon the issuance of any new Security under this Section 3.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Security of any series with its coupons, if any, issued pursuant to this Section 3.07 in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

           The provisions of this Section 3.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

           Section 3.08 Payment of Interest; Interest Rights Preserved.

           (a) Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.10, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

           Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

           Unless otherwise provided as contemplated by Section 3.01, every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of the Paying Agent with respect to that portion of such permanent Global Security held for its account by the Depositary (or its custodian or agent) and Euroclear and CEDEL S.A. with respect to that portion of such permanent Global Security held for its account by the Common Depositary, for the purpose of permitting each of the Paying Agent, Euroclear and CEDEL S.A. to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

           Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and any applicable grace period shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. The Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in
           Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                     (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

           Subject to the foregoing provisions of this Section 3.08 and Section 3.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

           Section 3.09 Optional Extension of Stated Maturity.

           The provisions of this Section 3.09 may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 1.06, to the Holders of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

           Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

           If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article 13 for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

           Section 3.10 Persons Deemed Owners.

           Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal, premium, if any, and (subject to Sections 3.06 and 3.08) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

           Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

           Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

           Section 3.11 Cancellation.

           All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.11, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

           Section 3.12 Computation of Interest.

           Except as otherwise specified as contemplated by Section 3.01 with respect to any Securities, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

           Section 3.13 Currency and Manner of Payments in Respect of
Securities.

           (a) Unless otherwise specified with respect to any Securities pursuant to Section 3.01, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph
(d) below, payment of the principal, premium, if any, and interest, if any, on any Registered Security or Bearer Security of such series will be made in the Currency in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.13 may be modified or superseded with respect to any Securities pursuant to Section 3.01.

           (b) It may be provided pursuant to Section 3.01 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal, premium, if any, or interest, if any, on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election with signature guarantees and in the applicable form established pursuant to Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article 4 or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 3.13(a). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

           (c) Unless otherwise specified pursuant to Section 3.01, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 3.01, then, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal, premium, if any, and interest, if any, on the Registered Securities to be paid on such payment date, and specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

           (d) If a Currency Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal, premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Currency Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

           (e) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Currency Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Currency Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.

           (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Currency Conversion Date.

           (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

           (h) For purposes of this Section 3.13 the following terms shall have the following meanings:

A "Component Currency" shall mean any Currency which, on the Currency Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the Euro.

A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the Euro, on the Currency Conversion Date. If after the Currency Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Currency Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single

Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Currency Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Currency Conversion Date of the relevant currency unit, including, but not limited to, the Euro, a Currency Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Currency Conversion Date of such Component Currency.

"Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause (13) of Section 3.01 by which the written election referred to in paragraph (b) above may be made.

           All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

           In the event that the Company determines in good faith that a Currency Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Currency Conversion Date. In the event the Company so determines that a Currency Conversion Event has occurred with respect to the Euro or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Currency Conversion Date and the Specified Amount of each Component Currency on the Currency Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee and the Exchange Rate Agent.

           The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

           Section 3.14 Appointment and Resignation of Exchange Rate Agent.

           (a) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.01 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal, premium, if any, and interest, if any, pursuant to Section 3.13.

           (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section 3.14 shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee.

           (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 3.01, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).

           Section 3.15 CUSIP Numbers.

           The Company in issuing the Securities may use "CUSIP," "CINS" and "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP, CINS or ISIN numbers as applicable, in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP, CINS or ISIN numbers.

                                   ARTICLE 4
                           SATISFACTION AND DISCHARGE

           Section 4.01 Satisfaction and Discharge of Indenture.

           This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and the obligation of the Company to pay any Additional Amounts as contemplated by Section 10.05) and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                     (1) either

                     (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in
           Section 3.06, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.06, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                     (B) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                          (i) have become due and payable, or

                          (ii) will become due and payable at their Stated Maturity within one year, or

                          (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in trust for the purpose an amount, in the Currency in which the Securities of such series are payable or in U.S. Government Obligations, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been satisfied.

           Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06, the obligations of the Trustee to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

           Section 4.02 Application of Trust Money.

           Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law.

           Section 4.03 Repayment of Trust Money.

           The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities, other than for the payment of principal and interest, held by them at any time

           The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Holders entitled to the money must look to the Company for payment as unsecured general creditors unless an abandoned property law designates another Person.

                                    ARTICLE 5
                                    REMEDIES

           Section 5.01 Events of Default.

           "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                     (1) default in the payment of any installment of interest on any Security of that series, or any related coupon, when such interest or coupon becomes due and payable, and continuance of such default for a period of 60 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any particular series of Securities established as contemplated by this Indenture, shall not constitute a default in the payment of interest for purposes of this Indenture; or

                     (2) default in the payment of all or part of the principal, and premium, if any, of any Security of that series as and when the same shall become due and payable either at its Maturity, upon redemption (including redemption for a sinking fund), by declaration or otherwise; or

                     (3) default in the deposit of any sinking fund payment when and as due by the terms of the Securities of that series and Article 12 which default shall continue for a period of 60 days; or

                     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in the performance, or breach of a covenant or warranty which is specifically dealt with elsewhere in this Section 5.01 and other than those exclusively set forth in the terms of any particular series of Securities as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount (or principal amount at maturity, as the case may be) of all Outstanding Securities of the affected series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                     (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of the property of the

           Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                     (6) the Company shall consent to the institution of bankruptcy or insolvency proceedings against it, or shall file a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency or other similar law, or shall consent to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of the property of the Company, or the making by the Company of an assignment for the benefit of creditors; or

                     (7) any other Event of Default provided with respect to Securities of that series.

           The failure to redeem any Security subject to a Conditional Redemption is not an Event of Default if any event on which such redemption is so conditioned does not occur and is not waived before the scheduled redemption date.

           Section 5.02 Acceleration of Maturity; Rescission and Annulment.

           If an Event of Default described in clause (1), (2), (3), (4) or (7) of Section 5.01 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series and interest accrued thereon, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) and interest accrued thereon, if any, shall become immediately due and payable.

           If an Event of Default described in clause (5) or (6) of Section 5.01 occurs and is continuing, then the principal amount and interest accrued thereon, if any, of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

           At any time after a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made, the Holders of a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration.

           No such rescission shall affect any subsequent Default or impair any right consequent thereon.

           Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.

           The Company covenants that if

                     (1) default is made in the payment of any installment of interest on any Security and any related coupon when such interest becomes due and payable and such default continues for a period of 60 days, or

                     (2) default is made in the payment of the principal and premium, if any, on any Security at the Maturity thereof, which default continues for five or more days, then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal, premium, if any, and interest, if any, and interest on any overdue principal and premium, if any, and to the extent that payment of such interest is lawful on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

           If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable, including the reasonable fees and expenses of the Trustee incurred in connection with such enforcement and collection, in the manner provided by law out of the property of the Company, wherever situated.

           If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, including the right of the Trustee to receive payment of the reasonable fees and expenses of the Trustee under this Indenture and in connection therewith, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           Section 5.04 Trustee May File Proofs of Claim.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                     (i) to file and prove a claim for the whole amount of principal, premium, if any, or such portion of the principal amount of any series of Original Issue Discount Securities as may be specified in the terms of such series, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

           Section 5.05 Trustee May Enforce Claims Without Possession of Securities.

           All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

           Section 5.06 Application of Money Collected.

           Any money collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, or interest, if any, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           First: To the payment of all amounts due the Trustee under Section 6.06;

           Second: To the payment of the amounts then due and unpaid for principal, premium, if any, and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal, premium, if any, and interest, if any, respectively; and

           Third: The balance, if any, to the Person or Persons entitled thereto including, without limitation, the Company.

           Section 5.07 Limitation on Suits.

           No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                     (2) the Holders of not less than 25% in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4) or (7) of Section 5.01, or, in the case of any Event of Default described in clause (5) or (6) of
           Section 5.01, the Holders of not less than 25% in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of at least a majority or more in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series in the case of any Event of Default described in clause (1),
           (2), (3), (4) or (7) of Section 5.01, or, in the case of any Event of Default described in clause (5) or (6) of Section 5.01, by the Holders of a majority or more in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities;

           it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in the case of any Event of Default described in clause (1),
           (2), (3), (4) or (7) of Section 5.01, or of Holders of all Securities in the case of any Event of Default described in clause (5) or (6) of
           Section 5.01, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in the case of any Event of Default described in clause
           (1), (2), (3), (4) or (7) of Section 5.01, or of Holders of all Securities in the case of any Event of Default described in clause
           (5) or (6) of Section 5.01.

           Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest.

           Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article 14) and in such Security, of the principal, premium, if any, and (subject to Section 3.08) interest, if any, on, such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

           Section 5.09 Restoration of Rights and Remedies.

           If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such

Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

           Section 5.10 Rights and Remedies Cumulative.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           Section 5.11 Delay or Omission Not Waiver.

           No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this
Article 5 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be, except as may be limited by a determination of a court of competent jurisdiction.

           Section 5.12 Control by Holders.

           With respect to the Securities of any series, the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under clause (1), (2), (3), (4) or (7) of
Section 5.01, and, with respect to all Securities, the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under clause (1), (2), (3), (4) or (7) of Section 5.01, provided that in each case

                     (1) such direction shall not be in conflict with any rule of law or with this Indenture, which the Trustee may require to be confirmed by an Opinion of Counsel,

                     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                     (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

           Section 5.13 Waiver of Past Defaults.

           Subject to Section 5.02, the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default described in clause (1), (2),
(3), (4) or (7) of Section 5.01 (or, in the case of a default described in clause (5) or (6) of Section 5.01, the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities may waive any such past default), and its consequences, except a default

                     (1) in respect of the payment of the principal, premium, if any, or interest, if any, on any Security or any related coupon, or

                     (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

           Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                    ARTICLE 6
                                   THE TRUSTEE

           Section 6.01 Notice of Defaults.

           Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series and any related coupons.

           Section 6.02 Certain Rights of Trustee.

           Subject to the provisions of TIA Sections 315(a) through 315(d):

                     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                     (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture. The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           Section 6.03 Trustee Not Responsible for Recitals or Issuance of Securities.

           The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

           Section 6.04 May Hold Securities.

           The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

           Section 6.05 Money Held in Trust.

           Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

           Section 6.06 Compensation and Reimbursement.

           The Company agrees:

                     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           The obligations of the Company under this Section 6.06 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal, premium, if any, or interest, if any, on particular Securities or any coupons.

           Section 6.07 Corporate Trustee Required; Eligibility; Conflicting Interest.

           There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(2). The Trustee (or in the case of a banking corporation included in a bank holding company system, the related bank holding company) shall always have a combined capital and surplus of at least $50,000,000 and shall be obligated to assume any liabilities of such banking corporation. Each successor trustee shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

           Section 6.08 Resignation and Removal; Appointment of Successor.

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 6 shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.09.

           (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (c) If at any time:

                     (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                     (2) the Trustee shall cease to be eligible under Section
           6.07 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

           The Company also may remove the Trustee with or without cause if the Company so notifies the Trustee three months in advance and if no Default occurs during the three-month period.

           (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in
Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

           Section 6.09 Acceptance of Appointment by Successor.

           (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 1.01 which contemplate such situation.

           (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section 6.09, as the case may be.

           (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

           Section 6.10 Merger, Conversion, Consolidation or Succession to Business.

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such Securities shall have the full force and effect as if such successor Trustee had itself authenticated such Securities; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

           Section 6.11 Appointment of Authenticating Agent.

           At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.06. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority, or a corporation organized and doing business under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia if such corporation is a wholly-owned subsidiary of the Trustee (or of the bank holding company in whose system the Trustee is included). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, it shall resign immediately in the manner and with the effect specified in this Section 6.11.

           Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.11, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.11.

           The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.11, and the Trustee shall be entitled to be reimbursed by the Company for such payments, subject to the provisions of Section 6.06.

           If an appointment with respect to one or more series is made pursuant to this Section 6.11, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

           STATE STREET BANK AND TRUST COMPANY, N.A.


           By
             ---------------------------------
             as Authenticating Agent


           By
             ---------------------------------
             Authorized Officer

                                   ARTICLE 7
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

           Section 7.01 Disclosure of Names and Addresses of Holders.

           Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 3.13, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 3.13(b).

           Section 7.02 Reports by Trustee.

           Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

           Section 7.03 Reports by Company.

           The Company shall:

                     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
           Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                     (3) transmit to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 7.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 8
                    MERGER, CONSOLIDATION AND SALE OF ASSETS

           Section 8.01 Company May Consolidate, Etc., Only on Certain Terms.

           The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                     (1) the entity formed by such consolidation or into which the Company is merged or the Person which acquires by sale, conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (A) shall be a corporation, partnership, limited liability company, trust or other entity organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the obligations of the Company for the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                     (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                     (3) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Article 8 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

           This Section 8.01 shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to sales, conveyances, leases and transfers by the Company as transferor or lessor.

           Section 8.02 Successor Person Substituted.

           Upon any consolidation by the Company with or merger by the Company into any other Person or any sale, conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such sale, conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and the coupons.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

           Section 9.01 Supplemental Indentures Without Consent of Holders.

           Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Company and the Trustee, for any of the following purposes:

                     (1) to cure ambiguities, defects or inconsistencies, or to make any other provisions with respect to questions or matters arising under this Indenture; or

                     (2) to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or

                     (3) to secure the Securities; or

                     (4) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                     (5) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                     (6) to make any other change to the provisions of this Indenture that does not adversely affect in all material respects the rights of Holders hereunder; or

                     (7) to add any Guarantees; or

                     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.09(b); or

                     (9) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

                     (10) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

                     (11) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest, if any, on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                     (12) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                     (13) to close this Indenture with respect to the authentication and delivery of additional series of Securities or to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that such action shall not adversely affect the interests of the Holders of Securities of any series and any related coupons in any material respect; or

                     (14) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 14.02 and 14.03; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

           Section 9.02 Supplemental Indentures With Consent of Holders.

           With the consent of the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                     (1) subject to the provisions of Section 3.09, change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts contemplated by Section 10.05 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or adversely affect any right of repayment at the option of any Holder of any Security, or change any Place of Payment where, or the Currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 3.01 herein, or

                     (2) reduce the percent in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 18.04 for quorum or voting; or

                     (3) modify any of the provisions of this Section 9.02,
           Section 5.13 or Section 10.07, except to increase any percentage contained therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

           A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

           It shall not be necessary for any Act of Holders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Section 9.03 Execution of Supplemental Indentures.

           In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Section 9.04 Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

           Section 9.05 Conformity with Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the Trust Indenture Act as then in effect.

           Section 9.06 Reference in Securities to Supplemental Indentures.

           Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE 10
                                    COVENANTS

           Section 10.01 Payment of Principal, Premium, if any, and Interest, if any.

           The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent holds as of 10:00 a.m. (New York City time) on the due date, money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest installments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

           Section 10.02 Maintenance of Office or Agency.

           If the Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

           If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described below (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that, if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

           The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of any series and the related coupons may be presented and surrendered for payment at the office or agency specified in the Security located outside the United

States, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

           Unless otherwise specified with respect to any Securities pursuant to
Section 3.01, no payment of principal, premium, if any, or interest, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of, premium, if any, and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, if any, or interest, if any, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

           The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 3.01 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Trustee in the Borough of Manhattan, The City of New York, and initially appoints the Trustee, as Paying Agent in such city as its agent to receive all such presentations, surrenders, notices and demands.

           Unless otherwise specified with respect to any Securities pursuant to
Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

           Section 10.03 Money for Securities Payments to Be Held in Trust.

           If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it will, on or before each due date of the principal, premium, if any, or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) sufficient to pay the principal, premium if any, or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to or on each due date of the principal, premium, if any, or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

           The Company will cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

                     (1) hold all sums held by it for the payment of the principal, premium, if any, and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                     (2) give the Trustee notice of any default by the Company in the making of any payment of principal, premium, if any, or interest, if any, on the Securities of such series; and

                     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

           Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal, premium, if any, or interest, if any, on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years after such principal, premium, if any, or interest, if any, has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company as hereinabove provided.

           Section 10.04 Statement as to Compliance.

           The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 10.04, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

           Section 10.05 Additional Amounts.

           If any Securities of a series provide for the payment of additional amounts to any Holder who is not a United States person in respect of any tax, assessment or governmental charge ("Additional Amounts"), the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto such Additional Amounts as may be specified as contemplated by Section 3.01. Whenever in this Indenture there is mentioned, in any context, the payment of the principal, premium, if any, or interest, if any, on, or in respect of, any Security of a series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of a series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for by the terms of such series established pursuant to Section 3.01 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

           Except as otherwise specified as contemplated by Section 3.01, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and premium, if any, is made), and at least 10 days prior to each date of payment of principal, premium, if any, or interest, if any, if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal, premium, if any, or interest, if any, on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled to (i) assume that no such withholding or deduction is required with respect to any payment of principal, premium, if any, or interest, if any, with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) make all payments of principal, premium, if any, and interest, if any, with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 10.05.

           Section 10.06 Corporate Existence.

           Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company and any Significant Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries as a whole and provided further that the foregoing does not prohibit any mergers or consolidations between Subsidiaries or between the Company and one or more Subsidiaries so long as any such merger or consolidation involving the Company complies with Article 8.

           Section 10.07 Waiver of Certain Covenants.

           The Company may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition set forth in Section 10.06, which affects such series, if before the time for such compliance the Holders of at least a majority in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities of any series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 11
                            REDEMPTION OF SECURITIES

           Section 11.01 Applicability of Article.

           Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article 11.

           Section 11.02 Election to Redeem; Notice to Trustee.

           The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.03. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

           Section 11.03 Selection by Trustee of Securities to Be Redeemed.

           If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 3.01.

           The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

           Section 11.04 Notice of Redemption.

           Except as otherwise specified as contemplated by Section 3.01, notice of redemption shall be given in the manner provided for in Section 1.06 not less than 30 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

           All notices of redemption shall state:

                     (1) the Redemption Date;

                     (2) the Redemption Price;

                     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                     (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 11.06) will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                     (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

                     (6) that the redemption is on account of a sinking fund, if such is the case;

                     (7) whether the redemption is conditional as provided in the last paragraph of this Section 11.04 and if so, the terms of the conditions, and that, if the conditions are not satisfied or are not waived by the Company, the Securities will not be redeemed and such a failure to redeem will not constitute an Event of Default;

                     (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

                     (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 3.05 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

           Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

           A notice of redemption may provide that the redemption described in such notice is a Conditional Redemption and such notice of Conditional Redemption shall be of no effect unless all such conditions to the redemption have occurred before such date or have been waived by the Company.

           Section 11.05 Deposit of Redemption Price.

           Prior to any Redemption Date and subject to the satisfaction of any conditions of a Conditional Redemption, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

           Section 11.06 Securities Payable on Redemption Date.

           Subject to the satisfaction of any conditions of a Conditional Redemption and notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that the Redemption Price payable with respect to Bearer Securities and any installments of interest on such Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and with respect to such installments of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest, and provided further that installments of interest on Registered Securities whose

Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.08.

           If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in the Security.

           Section 11.07 Securities Redeemed in Part.

           Any Security which is to be redeemed only in part (pursuant to the provisions of this Article 11 or of Article 12) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE 12
                                  SINKING FUNDS

           Section 12.01 Applicability of Article.

           Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article 12.

           The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

           Section 12.02 Satisfaction of Sinking Fund Payments with Securities.

           Subject to Section 12.03, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

           Section 12.03 Redemption of Securities for Sinking Fund.

           Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.02 (which Securities shall, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 12.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

           Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

           Prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.03.

           Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, shall not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.

                                   ARTICLE 13
                         REPAYMENT AT OPTION OF HOLDERS

           Section 13.01 Applicability of Article.

           Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article 13.

           Section 13.02 Repayment of Securities.

           Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.13(b), 3.13(d) and 3.13(e)) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

           Section 13.03 Exercise of Option.

           Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

           Section 13.04 When Securities Presented for Repayment Become Due and Payable.

           If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article 13 and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified pursuant to Section 3.01, only upon presentation and surrender of such coupons, and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.08.

           If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 13.02 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

           If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

           Section 13.05 Securities Repaid in Part.

           Upon surrender of any Registered Security which is to be repaid at the time of such exchange in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid. The provisions of this
Section 13.05 shall not apply to Global Securities.

                                   ARTICLE 14
                       DEFEASANCE AND COVENANT DEFEASANCE

           Section 14.01 Company's Option to Effect Defeasance or Covenant Defeasance.

           Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, the provisions of this Article 14 shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under Section 14.02, or covenant defeasance of or within a series under Section 14.03, in accordance with the terms of such Securities and in accordance with this Article 14.

           Section 14.02 Defeasance and Discharge.

           Upon the Company's exercise of the above option applicable to this
Section 14.02 with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related coupons on the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 14.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons (i) to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal, premium, if any, and interest, if any, on such Securities and any related coupons when such payments are due, and
(ii) to receive shares of common stock or other Securities from the Company upon the conversion of any convertible securities issued hereunder, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.07,
10.02 and 10.03 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 10.05, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article 14. Subject to compliance with this Article 14, the Company may exercise its option under this Section 14.02 notwithstanding the prior exercise of its option under Section 14.03 with respect to such Securities and any related coupons.

           Section 14.03 Covenant Defeasance.

           Upon the Company's exercise of the above option applicable to this
Section 14.03 with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 10.06 and 10.07 and, if specified pursuant to Section 3.01, its obligations under any other covenant (other than Section 10.01), with respect to such Outstanding Securities and any related coupons on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any related coupons shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 5.01(4) or Section 5.01(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby.

           Section 14.04 Conditions to Defeasance or Covenant Defeasance.

           The following shall be the conditions to application of either
Section 14.02 or Section 14.03 to any Outstanding Securities of or within a series and any related coupons:

                     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.07 who shall agree to comply with the provisions of this Article 14 applicable to it) in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related coupons, (A) money in an amount (in such Currency in which such Securities and any related coupons are then specified as payable at Stated Maturity), or (B) U.S. Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest, if any, in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal, premium, if any, and interest, if any, under such Securities and any related coupons, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
           (i) the principal, premium, if any, and interest, if any, on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal, premium, if any, or installment or interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related coupons; provided, however, that the Trustee shall have been irrevocably instructed, in writing, to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Securities and any related coupons. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.02 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article 11 hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                     (2) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture.

                     (3) In the case of covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                     (4) Notwithstanding any other provisions of this Section 14.04, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 3.01.

                     (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.02 or the covenant defeasance under
           Section 14.03 (as the case may be) have been satisfied.

           Section 14.05 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

           Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 14.05, the "Trustee") pursuant to Section 14.04 in respect of such Outstanding Securities and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

           Unless otherwise specified with respect to any Security pursuant to
Section 3.01, if, after a deposit referred to in Section 14.04(1) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.13(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 14.04(1) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 3.13(d) or 3.13(e) or by the terms of any Security in respect of which the deposit pursuant to Section 14.04(1) has been made, the indebtedness represented by such Security and any related coupons shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal, premium, if any, and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

           The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related coupons.

           Anything in this Article 14 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article 14.

           Section 14.06 Reinstatement.

           If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 14.05 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.02 or 14.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.05; provided, however, that if the Company makes any payment of principal, premium, if any, or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 15
                           SUBORDINATION OF SECURITIES


           Section 15.01 Securities Subordinate to Senior Indebtedness

           If specified pursuant to Section 3.01 for Securities of any series, the Company will covenant and agree, and each Holder of a Security, by such Holder's acceptance thereof, likewise will covenant and agree, for the benefit of the holders, from time to time, of Senior Indebtedness of the Company, respectively, that, to the extent and in the manner hereinafter set forth in this Article 15, the indebtedness represented by the Securities of such series and the payment of the principal of (and premium, if any, on) and interest, if any, on each and all of the Securities of such series are expressly made subordinate and subject in right of payment as provided in this Article 15 to the prior payment in full of all Senior Indebtedness of the Company.

           Section 15.02 Payment over of Proceeds upon Dissolution, Etc.

           In the event of (1) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (2) any liquidation, dissolution or other winding up of the Company, as the case may be, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (3) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company then and in any such event:

           (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full (or provision is made for payment in money or money's worth) of the principal thereof (and premium, if any, thereon) and interest thereon (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding), before the Holders of the indebtedness evidenced by the Securities are entitled to receive any payment or distribution of any kind or character on account of principal (or premium, if any, on) or interest, if any, on such indebtedness; and

           (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Holders or the Trustee would be entitled but for the provisions of this Article 15 shall be paid by the Company, by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the representative or representatives of the holders of Senior Indebtedness, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness;

           (c) in the event that, notwithstanding the foregoing provisions of this Section 15.02, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness of the Company as the case may be, is paid in full (or provision therefor is made in money or money's worth), and such fact shall at or prior to the time of such payment or distribution have been made known to the Trustee or such Holder, as the case may be then such payment or distribution shall be paid over to the representative or representatives of the holders of such Senior Indebtedness, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full (or to provide for payment thereof in money or money's worth), after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

           The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 8 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 15.02 if the Person formed by such consolidation or into which the Company as the case may be, is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 8.

           Section 15.03 No Payment When Senior Indebtedness in Default. (a)No payments on account of the principal of (or premium, if any, on) or interest, if any, on the Securities shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness of the Company or any agreement pursuant to which any Senior Indebtedness is issued, any default in the payment of principal, premium (if any) or interest in respect of such Senior Indebtedness beyond any applicable grace period with respect thereto.

           (b) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provision of this Section 15.03, and such fact shall at or prior to the time of such payment or distribution have been made known to the Trustee or such Holder, as the case may be then and in such event such payment shall be paid over and delivered forthwith to the Company.

           Section 15.04 Payment Permitted if No Default. Nothing contained in this Article 15 or elsewhere in this Indenture or in any of the Securities shall prevent the Company at any time except during the pendency of any case, proceeding, liquidation, dissolution or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 15.02 or under the conditions described in
Section 15.03, from making payments at any time of principal of (or premium, if any, on) or interest, if any, on the Securities.

           Section 15.05 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness (or the making of provision therefor in money or money's worth), the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any, on) and interest, if any, on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 15, and no payments over pursuant to the provisions of this Article 15 to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

           Section 15.06 Provisions Solely to Define Relative Rights. The provisions of this Article 15 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 15 or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, on) and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 15 of the holders of Senior Indebtedness.

           Section 15.07 Trustee to Effectuate Subordination. Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 15 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

           Section 15.08 No Waiver of Subordination Provisions. (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided (as the subordination provisions of this Article 15 may be amended or supplemented from time to time in accordance with the provisions of this Indenture) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

           (b) Without in any way limiting the generality of paragraph (a) of this Section 15.08, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this
Article 15 or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

           Section 15.09 Notice to Trustee. (a) The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 15 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section 15.09 at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any, on) or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

           (b) Subject to TIA Sections 3.15(a) through 3.15(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or such holder's representative or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or such holder's representative or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 15, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 15 and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

           Section 15.10 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article 15, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

           Section 15.11 Rights of Trustee As a Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 15 with respect to any senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything to the contrary in this Indenture, nothing in this Article 15 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 14.01.

           Section 15.12 Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 15 shall in such case

(unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 15 in addition to or in place of the Trustee; provided, however, that Section 15.11 shall not apply to the Company, the Guarantor or any of their respective Affiliates if it or such Affiliate acts as Paying Agent.

           Section 15.13 No Suspension of Remedies. Nothing contained in this
Article 15 shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article 5 or to pursue any rights or remedies hereunder or under applicable law.

           Section 15.14 Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article 14 hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of this Article 15 and not in violation of Section 15.03 hereof for the payment of principal of (and premium, if any, on) and interest, if any, on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article 15, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

           Section 15.15 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

                                   ARTICLE 16

                        Subordination of Note Guarantees

           Section 16.01 Securities and Coupons Subordinated to Guarantor Senior Indebtedness. The Company covenants and agrees, and each Holder of a Security or coupon, by its acceptance thereof, likewise covenants and agrees, that the indebtedness represented by each Note Guarantee of a Guarantor with respect to a series of Securities will be subordinated to the Guarantor Senior Indebtedness of such Guarantor on the same basis as such series of Securities shall be subordinated to Senior Indebtedness of the Company and to the extent and in the manner provided in the Board Resolution, Officers' Certificate or indenture supplemental hereto provided in accordance with Section 3.01 establishing the series of Securities and Coupons, if any, to which such Note Guarantee relates.

                                   ARTICLE 17

                             Guarantee of Securities

Section 17.01 Note Guarantee. Subject to the provisions of this Article 17, if the Company specifies as contemplated by Section 3.01 that Securities of a series are to be Guaranteed, each Guarantor shall, jointly and severally, fully, unconditionally and irrevocably Guarantee to each Holder of such Securities and to the Trustee on behalf of the Holders: (i) the due and punctual payment of the principal of and interest on each Security, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms of such Security and this Indenture and (ii) in the case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and
(ii) above, to the limitations set forth in the next succeeding paragraph.

           Each Note Guarantee shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Guarantor making such Note Guarantee.

           Each Guarantor and, by its acceptance of a Security of such series, each Holder shall confirm that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Note Guarantee not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Note Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, but not limited to, the Guarantor Senior Indebtedness of such Guarantor) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Note Guarantee or pursuant to the following paragraph, result in the obligations of such Guarantor under its Note Guarantee not constituting such fraudulent transfer or conveyance.

           In order to provide for just and equitable contribution among the Guarantors, the Guarantors shall agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Note Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Note Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Note Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Note Guarantee of such Guarantor), excluding debt in respect of its Note Guarantee, as they become absolute and matured.

           Each Guarantor shall waive diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien upon any property subject thereto or exhaust any right or take any action against the Company or any other Person, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any such Security or the debt evidenced thereby and all demands whatsoever (except as specified above), and covenants that the Note Guarantee will not be discharged as to any such Security except by payment in full of the principal thereof and interest thereon and as provided in Section 4.01. The maturity of the obligations Guaranteed thereby may be accelerated as provided in Article 5 for the purposes of this Article 17. In the event of any declaration of acceleration of such obligations as provided in Article 5, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Article 17. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 5, the Trustee shall promptly make a demand for payment on the Securities under the Note Guarantee provided for in this Article 17.

           The obligations of each Guarantor under the Note Guarantee will be independent of the obligations Guaranteed by such Guarantor hereunder, and a separate action or actions may be brought and prosecuted by the Trustee on behalf of, or by, the Holders, subject to the terms and conditions set forth in this Indenture, against a Guarantor to enforce the Guaranty, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions.

           If the Trustee or the Holder is required by any court or otherwise to return to the Company or any Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or such Guarantor, any amount paid to the Trustee or such Holder in respect of a Security, the Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Guarantors further agrees, to the fullest extent that it may lawfully do so, that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations Guaranteed thereby may be accelerated as provided in
Article 5 hereof for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations Guaranteed hereby.

           Each of the Guarantors shall irrevocably waive any claim or other rights which it may now or hereafter acquire against the Company or any other Guarantor that arise from the existence, payment, performance or enforcement of its obligations under the Note Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holders against the Company or any Guarantor or any collateral which any such Holder or the Trustee on behalf of such Holder hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company or a Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to a Guarantor in violation of the preceding sentence and the principal of and accrued interest on the Securities shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied upon the principal of and accrued interest on the Securities. Each of the Guarantors acknowledges that it will receive direct and indirect benefits from the issuance of the Securities pursuant to this Indenture and that the waivers set forth in this Section 17.01 are knowingly made in contemplation of such benefits.

           The Note Guarantee set forth in this Section 17.01 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

           Section 17.02 Obligations Unconditional. Nothing contained in this
Article 17 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among any Guarantor and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, upon failure by the Company to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of such Guarantor, nor shall anything herein or therein prevent any Holder or the Trustee on their behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture.

           Without limiting the foregoing, nothing contained in this Article 17 will restrict the right of the Trustee or the Holders to take any action to declare the Note Guarantee to be due and payable prior to the maturity of any Securities or series of Securities pursuant to Section 5.01 or to pursue any rights or remedies hereunder.

           Section 17.03 Release of Note Guarantees. Upon the sale by the Company or any Subsidiary of all or substantially all of the assets of any Subsidiary Guarantor or all of the Capital Stock of any Subsidiary Guarantor, such Guarantor (in the event of a sale or other disposition of all of the Capital Stock of such Subsidiary Guarantor) or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor) shall be automatically and unconditionally released and discharged of its Note Guarantee obligations.

           Section 17.04 Notice to Trustee. A Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Note Guarantee pursuant to the provisions of this Article 17.

           Section 17.05 This Article not to Prevent Events of Default. The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article 17 will not be construed as preventing the occurrence of an Event of Default.



                                   ARTICLE 18
                        MEETINGS OF HOLDERS OF SECURITIES

           Section 18.01 Purposes for Which Meetings May Be Called.

           If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article 18 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

           Section 18.02 Call, Notice and Place of Meetings.

           (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 18.01, to be held at such time and at such place in The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

           (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 18.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section 18.02.

           Section 18.03 Persons Entitled to Vote at Meetings.

           To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Person entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

           Section 18.04 Quorum; Action.

           The Persons entitled to vote a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that, if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 18.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

           Subject to the foregoing, at the reconvening of any meeting adjourned for lack of a quorum the Persons entitled to vote 25% in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

           Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of not less than such specified percentage in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of that series.

           Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 18.04 shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

           Notwithstanding the foregoing provisions of this Section 18.04, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount (or principal amount at maturity, as applicable) of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                     (i) there shall be no minimum quorum requirement for such meeting; and

                     (ii) the principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

           Section 18.05 Determination of Voting Rights; Conduct and Adjournment of Meetings.

           (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as its shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

           (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 18.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of such series represented at the meeting.

           (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or principal amount at maturity, as applicable) of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 1.01); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

           (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 18.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount (or principal amount at maturity, as applicable) of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

           Section 18.06 Counting Votes and Recording Action of Meetings.

           The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint at least two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 18.02 and, if applicable, Section 18.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

           This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                   THE ESTEE LAUDER COMPANIES INC., as Company


                                   By:    /s/ ROBERT J. BIGLER
                                      -----------------------------------
                                   Name:  Robert J. Bigler
                                   Title: Senior Vice President and
                                          Chief Financial Officer



                                   STATE STREET BANK AND TRUST COMPANY, N.A., as Trustee


                                   By:    /s/ ORNULF THORESEN
                                      -----------------------------------
                                   Name:  Ornulf Thoresen
                                   Title: Vice President

                                   EXHIBIT A-1

                       FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                       OR TO OBTAIN INTEREST PAYABLE PRIOR
                              TO THE EXCHANGE DATE

                                   CERTIFICATE

                     [Insert title or sufficient description
                         of Securities to be delivered]

           This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States federal income taxation regardless of its source, or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions ("United States persons(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise THE ESTEE LAUDER COMPANIES INC. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

           As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

           We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if


                                      A1-1
any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

           This certificate excepts and does not relate to [U.S.$] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

           We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

           Dated: [To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                                      [Name of Person Making
                                      Certification]



                                      -----------------------------------------
                                      (Authorized Signatory)
                                      Name:
                                      Title:








                                      A1-2

                                   EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                                AND CEDEL S.A. IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                 TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

                     [Insert title or sufficient description
                         of Securities to be delivered]


           This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source or a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise THE ESTEE LAUDER COMPANIES INC. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

           As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.


                                      A2-1

           We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

           We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: [To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]

                        [MORGAN GUARANTY TRUST COMPANY
                        OF NEW YORK, BRUSSELS OFFICE, as
                        Operator of the Euroclear System]

                        [CEDEL S.A.]

                        By
                          --------------------------------------











                                      A2-2